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                                                                    Exhibit 32.1

Each of Thomas T. Edman, Chief Executive Officer and President, and Lawrence D. Firestone, Chief Financial Officer, Treasurer, Senior Vice President and Secretary of Applied Films Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Quarterly Report on Form 10-Q for the quarter period ended April 1, 2006 which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) the information contained in the Quarterly Report on Form 10-Q for the quarter period ended April 1, 2006 fairly presents, in all material respects, the financial condition and results of operations of Applied Films Corporation.

May 11, 2006


                                        /s/ Thomas T. Edman
                                        ----------------------------------------
                                        Thomas T. Edman
                                        Chief Executive Officer and President


                                        /s/ Lawrence D. Firestone
                                        ----------------------------------------
                                        Lawrence D. Firestone
                                        Chief Financial Officer, Treasurer,
                                        Senior Vice President and Secretary

A signed original of this certification has been provided to Applied Films Corporation and will be retained by Applied Films Corporation and furnished to the Securities and Exchange Commission upon request.